UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 25, 2004

Date of Earliest Event Reported: June 23, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On June 23, 2004 the Registrant issued a press release announcing that in conjunction with the June 23, 2004 Special Meeting of the Common Unitholders, the Registrant’s Common Unitholders approved: (i) the Listing Proposal, whereby all 7,721,542 issued and outstanding Class D Units were converted to 7,721,542 of the Registrant’s Common Units; (ii) the Special Unit Proposal whereby all 3,742,515 issued and outstanding Special Units were converted to 3,742,515 of the Registrant’s Common Units; and (iii) the Unit Plan Proposal, as described in the press release dated June 23, 2004, attached as an Exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following Exhibits are filed herewith:

Exhibit Number 99.1 – Press Release dated June 23, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

		By:	U.S. Propane L.P., General Partner
		By:	U.S. Propane L.L.C., General Partner

Date:	June 25, 2004	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

		By:	/s/ Kelcy L. Warren

Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 23, 2004